DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance of the Dreyfus Florida Municipal Money Market Fund for the 12-month reporting period ended June 30, 1998. Your Fund produced a yield of 3.08%, and after taking into account the effect of compounding, the effective yield was 3.12%.*

Economic Review

Over the past several months, economic data reported by the Federal Government has given mixed signals, making it difficult to discern the economy's future direction. As June data is reported, it becomes apparent that a decided slowing in the rapid pace of economic expansion has begun. Job growth in June, as measured by payrolls, increased by 205,000, well below the pace of prior months. The National Association of Purchasing Managers Index dropped to 49.6% in June, down from 51.4% in May, which basically reflects a slowing in the manufacturing sector as exports to Asia decline, and inventories are wound down. Export orders continue to be weak, and may be for some time into the future.

  Inflation, meanwhile, is far from robust: in the 12 months ended June 30, 1998, it has risen just 1.6%, certainly not a rate of growth high enough to compel the Federal Reserve Board to raise the target rate for Federal Funds. The Producer Price Index dropped 0.1% in June, and is down 0.8% from a year ago. Perhaps apparent to all of us is the drop in energy prices, which in June fell 1.7% overall; specifically, petroleum import prices declined 3.9%. Accumulated inventories, the slowdown in exports to Asia, and the General Motors strike are delivering a jolt to our economy's manufacturing sector, and are combining to take their toll on our economic growth. A deflationary bias appears to be building in the economy which, at least temporarily, will continue to constrain the Federal Reserve Board Open Market Committee from raising short-term interest rates.

Market Environment/Portfolio Overview

  While the Fed has remained quiet over the past six months, market technicals (i.e. supply/demand) have played a major role in our overall investment strategy. The municipal money market has experienced some of these changes in seasonal cashflows and note issuance since our last report. For example, in late December, the short-term municipal market experienced a sharp, albeit temporary, rise in short-term rates as a result of corporate seasonal "window dressing." Dealers priced securities at attractive levels in order to minimize their inventories, which helped to boost your Fund's yield. The situation reversed in January as assets flowed back into the tax-exempt money funds thereby putting downward pressure on rates. During this period, yields on tax-exempt money market funds fluctuated in response to these supply and demand imbalances. For reasons endemic to the Florida market, money funds such as yours experienced the opposite cash flow effect with asset inflows near year end and a subsequent reversal in early January. The Fund benefited as we purchased securities at attractive levels in December and sold securities when yields began to drop in early January.

  By mid-January, the market stabilized and normal trading patterns, for the most part, returned and continued through March. In April, money funds were tapped for income tax payments which, once again, put upward pressure on rates as funds experienced redemptions. Supply conditions in late May reversed this trend as municipal fund managers anticipated the effect of several billion notes
leaving    the    market    when    they    mature    this    month.

  Unlike previous summer financing periods, this year's calendar of municipal notes (consisting mainly of California-exempt paper) was drastically reduced by a combination of factors. Due to the strength of local and state economies, several issuers reduced the amount of short-term borrowing needed. Additionally, unlike prior years, many issuers came to market with maturities outside of the 13-month maximum maturity restriction allowable for money funds. Other issues were converted to a synthetic structure that is not currently permitted for purchase in your Fund. The overall result was a lower yield for most one-year paper, both national and state specific. Instead, during this time we utilized the commercial paper market to keep average maturities from shortening significantly. As the fall approaches, we anticipate additional buying opportunities in the Florida note market. We expect to choose selectively among these issues and to structure the portfolio in an attempt to maximize current yield while maintaining our commitment to high quality tax-exempt investments.

  Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in this Fund and in The Dreyfus Corporation.

               Sincerely,


               [Richard Moynihan signature logo]


               Richard Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

July 23, 1998

New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly

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DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
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STATEMENT OF INVESTMENTS                                        JUNE 30, 1998

                                                                                                 Principal

Tax Exempt Investments--102.4%                                                                     Amount             Value
-------------------------------------------------------

                                                                                                _____________     _____________

Broward County, Ports Facilities Revenue, Refunding, VRDN (Port Everglades Project)
   3.45% (Insured; AMBAC and Liquidity; Bank of Nova Scotia) (a)                                 $  3,300,000      $  3,300,000

Broward County Housing Financing Authority, MFHR, VRDN:
   (Margate Investments Project) 3.60% (LOC; Bank One) (a,b)                                        1,000,000         1,000,000
   (Sanctuary Apartments Project) 3.60% (LOC; PNC Bank) (a,b)                                       3,400,000         3,400,000

Broward County School District, RAN 4%, 4/20/99                                                     3,000,000         3,006,958

Capital Projects Finance Authority, Revenue, VRDN (Capital Projects Loan Program):
   3.55%, Series A (BPA; Credit Suisse and Insured; FSA) (a)                                        6,000,000         6,000,000
   4%, Series 98-A (BPA; Credit Suisse and Insured; FSA) (a)                                       10,000,000        10,000,000

Dade County, Resource Recovery Facility Revenue, Refunding
   4.30%, 10/1/98 (Insured; AMBAC)                                                                  2,000,000         2,003,295

Florida Housing Finance Agency:
   Refunding (Iona Lakes Project) 3.85%, Series D, 4/1/99 (LOC; Continental Casualty) (b)           3,000,000         3,000,000
   VRDN:
       Housing Revenue:
          (Caribbean Key) 3.65%, Series F (LOC; Key Bank) (a,b)                                     5,000,000         5,000,000
          (Parrot's Landing) 3.60%, Series AA (LOC; FNMA) (a,b)                                     3,000,000         3,000,000
       MFHR (Kings Colony Project) 3.55%, Series D (LOC; Bankers Trust) (a,b)                       7,740,000         7,740,000

Halifax Hospital Medical Center, TAN 4%, 4/15/99 (LOC; Nationsbank) (b)                             2,650,000         2,657,045

Highlands County Health Facilities Authority, Revenue, VRDN
   (Adventist Health Systems/Sunbelt Inc.):
       3.55%, Series A (BPA; First National Bank of Chicago and
          Insured; Capital Markets Assurance) (a)                                                   7,900,000         7,900,000
       3.55%, Series A (LOC; Sun Trust Bank) (a,b)                                                  9,500,000         9,500,000

Hillsborough County Aviation Authority, Revenue, CP (Tampa International Airport)
   3.55%, 7/15/98 (LOC; National Westminster Bank) (b)                                              1,900,000         1,900,000

Indian Trace Community Development District, VRDN (Basin 1 Water Management)
   3.40%, Series A (Insured; MBIA and Liquidity; Union Bank of Switzerland) (a)                     2,700,000         2,700,000

City of Jacksonville, IDR, VRDN:
   Refunding (Saint John's Medical Investments Limited Project)
       3.60% (LOC; Nationsbank) (a,b)                                                               2,040,000         2,040,000
   (University of Florida Health Science Center) 3.75% (LOC; Nationsbank) (a,b)                     1,800,000         1,800,000

Lee County Housing Finance Authority, SFMR
   3.70%, Series A-4, 12/15/98 (LOC; Transamerica Life and Insurance) (b)                           4,440,000         4,440,000

Northern Palm Beach County Improvement District, Water Control and Improvement
   Revenue, Refunding 3.50%, 8/1/98 (Insured; MBIA)                                                 1,815,000         1,815,000

Orange County Health Facilities Authority, Revenue, VRDN
   (Adventist Health Systems/Sunbelt)
   3.50% (LOC; Rabobank Nederland) (a,b)                                                            5,000,000         5,000,000

Orange County Housing Finance Authority, MFHR:
   (Oakwood Project) 4%, 10/1/98 (LOC; Fleet Bank) (b)                                              3,400,000         3,400,000
   Refunding, VRDN (Andover Place Apartments) 3.55%, Series F (LOC; Nationsbank) (a,b)              3,370,000         3,370,000

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
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STATEMENT OF INVESTMENTS (CONTINUED)                            JUNE 30, 1998

                                                                                                 Principal
Tax Exempt Investments (continued)                                                                 Amount            Value
-------------------------------------------------------

                                                                                                 ____________      ____________

Orange County School District, TAN 4.25%, 9/15/98                                                $  4,000,000      $  4,004,213

Palm Beach County, VRDN:
   Revenue (Jewish Community Campus Corp.)
       3.45% (BPA; Northern Trust Bank and Insured; AMBAC) (a)                                      4,000,000         4,000,000
   Sewer and Water Revenue, VRDN 4.45% (LOC; Sanwa Bank) (a,b)                                      8,150,000         8,150,000

Palm Beach County Housing Finance Authority, Revenue:
   3.896%, Series B, 7/1/98 (LOC; Bayerische Landesbank) (b)                                        3,500,000         3,500,000
   Single Family Mortgage Purchase, Refunding 3.75%, 7/1/99 (Insured; FGIC)                         3,000,000         3,000,000

Pinellas County Housing Finance Authority, SFHR 3.70%, Series 98-B, 2/1/99 (Insured; FGIC)          4,620,000         4,620,000

Putnam County Development Authority, PCR:
   (Seminole Electric)
       3.50%, Series H-4, 9/15/98 (LOC; National Rural Utilities
       Cooperative Finance Corp.) (b)                                                               8,175,000         8,175,000
   (Seminole Electric Co-op)
       3.65%, Series D, 12/15/98 (LOC; National Rural Utilities
       Cooperative Finance Corp.) (b)                                                               5,000,000         5,000,000

Saint John's County Housing Finance Authority, MFHR, Refunding, VRDN
   (Anastasia Shores Apartments Project)
   3.50% (LOC; Nationsbank) (a,b)                                                                   3,535,000         3,535,000

Saint Lucie County, PCR, Refunding, VRDN (Florida Power and Light Co. Project)
   4.10% (LOC; Florida Power and Light Co.) (a,b)                                                   2,295,000         2,295,000

Saint Petersburg, Capital Improvement Revenue, VRDN (Florida International Museum Project)
   3.60% (LOC; Sun Trust Bank) (a,b)                                                                3,000,000         3,000,000

Sarasota County Public Hospital District, HR, CP (Sarasota Memorial Hospital Project):
   3.80%, Series A, 7/8/98 (Liquidity; Sarasota Memorial Hospital)                                  6,700,000         6,700,000
   3.65%, Series A, 8/12/98 (Liquidity; Sarasota Memorial Hospital)                                 4,500,000         4,500,000
   3.50%, 7/10/98 (Liquidity; Sun Bank)                                                             3,000,000         3,000,000

Sunshine State Governmental Financing Commision, Revenue, CP:
   3.55%, Series B, 7/13/98 (Liquidity; Bank of Nova Scotia)                                        7,000,000         7,000,000
   3.70%, 7/13/98 (Liquidity; Bank of Nova Scotia)                                                    360,000           360,000
   3.55%, Series B, 8/14/98 (BPA: Toronto-Dominion Bank and Union Bank of Switzerland and
       Insured; AMBAC)                                                                              4,000,000         4,000,000

                                                                                                                  _____________

TOTAL INVESTMENTS (cost $168,811,511)                                               102.4%                         $168,811,511

                                                                                  _______                         _____________


LIABILITIES, LESS CASH AND RECEIVABLES                                               (2.4%)                     $    (3,888,530)

                                                                                  _______                         _____________


NET ASSETS                                                                          100.0%                         $164,922,981

                                                                                  _______                         _____________


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DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
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Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           MBIA        Municipal Bond Investors Assurance
BPA         Bond Purchase Agreement                                                 Insurance Corporation
CP          Commercial Paper                                        MFHR        Multi-Family Housing Revenue
FGIC        Financial Guaranty Insurance Company                    PCR         Pollution Control Revenue
FNMA        Federal National Mortgage Association                   RAN         Revenue Anticipation Notes
FSA         Financial Security Assurance                            SFHR        Single Family Housing Revenue
HR          Hospital Revenue                                        SFMR        Single Family Mortgage Revenue
IDR         Industrial Development Revenue                          TAN         Tax Anticipation Notes
LOC         Letter of Credit                                        VRDN        Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch (c)            or            Moody's             or            Standard & Poor's              Percentage of Value

_______                            ________                          __________________            ____________________

F1+/F1                             VMIG1/MIG1, P1(d)                 SP1+/SP1, A1+/A1, A2 (d)             94.2%

AAA/AA (e)                         Aaa/Aa (e)                        AAA/AA (e)                            5.8

                                                                                                       _______

                                                                                                         100.0%

                                                                                                       _______



Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(b) Secured by letters of credit. At June 30, 1998, 55.1% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, corporations and government agencies.

(c) Fitch currently provides creditworthiness information for a limited number of investments.

(d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.

(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.

(f) At June 30, 1998, the Fund has $51,057,045 (31.0% of net assets) and $49,005,000 (29.7% of net assets) in securities whose payment of principal and interest is dependent upon revenues generated from health care and housing projects, respectively.

                      SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
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STATEMENT OF ASSETS AND LIABILITIES                             JUNE 30, 1998

                                                                                                    Cost              Value

                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments         $168,811,511      $168,811,511

                                 Cash                                                                                    71,218

                                 Interest receivable                                                                  1,186,547

                                                                                                                  _____________

                                                                                                                    170,069,276

                                                                                                                  _____________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           53,715

                                 Payable for investments securities purchased                                         5,000,000

                                 Accrued expenses and other liabilities                                                  92,580

                                                                                                                  _____________

                                                                                                                      5,146,295

                                                                                                                  _____________


NET ASSETS                                                                                                         $164,922,981

                                                                                                                  _____________



REPRESENTED BY:                  Paid-in capital                                                                   $164,957,415

                                 Accumulated net realized gain (loss) on investments                                    (34,434)

                                                                                                                  _____________

NET ASSETS                                                                                                         $164,922,981

                                                                                                                  _____________



SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                      164,957,415


NET ASSET VALUE, offering and redemption price per share                                                                 $ 1.00

                                                                                                                        _______


















                      SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
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STATEMENT OF OPERATIONS                              YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME
INCOME                           Interest Income                                                                   $6,356,404

EXPENSES:                        Management fee--Note 2(a)                                  $   866,856

                                 Shareholder servicing costs--Note 2(b)                         210,427

                                 Professional fees                                               49,413

                                 Trustees' fees and expenses--Note 2(c)                          20,496

                                 Custodian fees                                                  19,792

                                 Registration fees                                               13,279

                                 Prospectus and shareholders' reports                             5,071

                                 Miscellaneous                                                   16,619

                                                                                           ____________

                                        Total Expenses                                        1,201,953


                                 Less--reduction in management fee due to
                                    undertaking--Note 2(a)                                     (180,809)

                                                                                           ____________

                                        Net Expenses                                                                1,021,144

                                                                                                                  ___________

INVESTMENT INCOME--NET                                                                                              5,335,260

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)                                                                       (576)

                                                                                                                  ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $5,334,684

                                                                                                                  ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
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STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Year Ended           Year Ended
                                                                                             June 30, 1998        June 30, 1997
                                                                                             _____________        _____________

OPERATIONS:
   Investment income--net                                                                     $  5,335,260         $  4,549,021

   Net realized gain (loss) from investments                                                          (576)              (1,367)

                                                                                             _____________        _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations                           5,334,684            4,547,654

                                                                                             _____________        _____________


DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net                                                                       (5,335,260)          (4,549,021)

                                                                                             _____________        _____________


BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

   Net proceeds from shares sold                                                               607,947,067          408,335,858

   Dividends reinvested                                                                          4,891,794            3,643,396

   Cost of shares redeemed                                                                    (592,795,560)        (408,239,069)

                                                                                             _____________        _____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  20,043,301            3,740,185

                                                                                             _____________        _____________

          Total Increase (Decrease) in Net Assets                                               20,042,725            3,738,818


NET ASSETS:

   Beginning of Period                                                                         144,880,256          141,141,438

                                                                                             _____________        _____________

   End of Period                                                                              $164,922,981         $144,880,256

                                                                                             _____________        _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
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FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                      Year Ended June 30,
                                                                   __________________________________________________________

PER SHARE DATA:                                                     1998         1997        1996        1995       1994(1)

                                                                    ______      ______      ______      ______      ______
   Net asset value, beginning of period                            $  1.00     $  1.00     $  1.00     $  1.00     $  1.00

                                                                    ______      ______      ______      ______      ______

   Investment Operations:

   Investment income--net                                             .031        .030        .032        .035        .017

                                                                    ______      ______      ______      ______      ______

   Distributions:

   Dividends from investment income--net                             (.031)      (.030)      (.032)      (.035)      (.017)

                                                                    ______      ______      ______      ______      ______

   Net asset value, end of period                                  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00

                                                                    ______      ______      ______      ______      ______


TOTAL INVESTMENT RETURN                                               3.12%       3.05%       3.23%       3.50%       2.50%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                  .          .59%        .57%        .49%        .21%         --

   Ratio of net investment income to average net assets               3.08%       3.02%       3.19%       3.50%       2.55%(2)

   Decrease reflected in above expense ratios
     due to undertakings by the Manager                                .10%        .20%        .32%        .46%        .79%(2)

   Net Assets, end of period (000's Omitted)                      $164,923    $144,880    $141,141    $165,570    $104,182
-------------------

(1)  From October 20, 1993 (commencement of operations) to June 30, 1994.

(2)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
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NOTES    TO    FINANCIAL    STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Florida Municipal Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 (" Act" ) as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to
the    public    without    a    sales    charge.

  It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates
and   assumptions.   Actual   results   could   differ  from  those  estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custodian agreement, the Fund received net earnings credits of $2,995 during the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions available of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $35,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1998. If not applied, $3,000 of the carryover expires in fiscal 2003, $23,000 expires in fiscal 2004, $3,000 expires in fiscal 2005 and $6,000 expires in fiscal 2006.

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken through June 30, 1998, to reduce the management fee paid by the Fund to the extent that the Fund' s aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded an annual rate of .60 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $180,809 during the period ended June 30, 1998.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of. 25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1998, the Fund was charged $156,312 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended June 30, 1998, the Fund was charged $35,669 pursuant to the transfer agency agreement.

  (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND

  We have audited the accompanying statement of assets and liabilities of Dreyfus Florida Municipal Money Market Fund, including the statement of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Florida Municipal Money Market Fund at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                           [ERNST & YOUNG LLP signature logo]


New York, New York

August 6, 1998


DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 1998 as "exempt-interest dividends" (not subject to regular Federal income tax and, for individuals who are Florida residents, not subject to taxation by Florida).



                                   (reg.tm)

                                   (reg.tm)

DREYFUS FLORIDA MUNICIPAL

MONEY MARKET FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              741AR986

Florida Municipal

Money Market

Fund

Annual Report

June 30, 1998